Exhibit 24.2

                        POWER OF ATTORNEY


         BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 11th day of February, 1999.



                                   /s/Robert L. Adair III
                                   Robert L. Adair III




                        POWER OF ATTORNEY


         BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint KENNETH N. JONES, his true and lawful attorney-in-fact with power to act, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney, full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 11th day of February, 1999.



                                   /s/William H. Armstrong III
                                   William H. Armstrong III




                        POWER OF ATTORNEY


         BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 11th day of February, 1999.



                                   /s/James C. Leslie
                                   James C. Leslie



                        POWER OF ATTORNEY


         BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 11th day of February, 1999.



                                   /s/Michael D. Madden
                                   Michael D. Madden




                        POWER OF ATTORNEY


         BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 11th day of February, 1999.



                                   /s/C. Donald Whitmire, Jr.
                                   C. Donald Whitmire, Jr.